Exhibit 10.3

Amendment to Amended and Restated Information and Registration Rights Agreement

This Amendment to the Amended and Restated Information and Registration Rights Agreement (this “Amendment”) is made and entered into as of May 1, 2014 by and among Synageva BioPharma Corp., a Delaware corporation (the “Company”) and the persons who are signatories to this Amendment (collectively, the “Investors”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Amended and Restated Information and Registration Rights Agreement, dated as of April 1, 2009, between the Company and the Investors, as amended (the “Agreement”).

WITNESSETH

WHEREAS, Section 14 of the Agreement prohibits the Company from entering into any agreement with any holder or prospective holder of securities of the Company that provides such holder with any information or Registration rights; and

WHEREAS, the Investors agreed to amend the Agreement so that Section 14 of the Agreement would be deleted in its entirety to permit the Company to provide for such arrangements.

NOW, THEREFORE, for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

1. Section 14 of the Agreement. Section 14 of the Agreement shall be deleted in its entirety and amended to read as follows:

“[RESERVED.]”

2. Miscellaneous Provisions.

2.1 Effect of Amendment. In the event of any conflict or inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control. Except to the extent expressly modified herein or in conflict with the terms of this Amendment, the terms of the Agreement shall remain in full force and effect.

2.2 Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

2.3 No Amendment. No amendment, alteration or modification of any of the provisions of this Amendment will be binding unless made in writing and signed by each of the parties hereto.

2.4 Entire Agreement. This Amendment and the Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

2.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

2

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as an agreement under seal as of the date first above written.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Name:	Sanj K. Patel
Title:	President and Chief Executive Officer

[Signature Page to Amendment to Rights Agreement]

14159, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

667, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

BAKER BROS. INVESTMENTS II, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER BROS. INVESTMENTS II, L.P., pursuant to authority granted to it by Baker Bros. Capital, L.P., general partner to BAKER BROS. INVESTMENTS II, L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

[Signature Page to Amendment to Rights Agreement]

BAKER BROTHERS LIFE SCIENCES, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER BROTHERS LIFE SCIENCES, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to BAKER BROTHERS LIFE SCIENCES, L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

BAKER BROS. INVESTMENTS, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER BROS. INVESTMENTS, L.P., pursuant to authority granted to it by Baker Bros. Capital, L.P., general partner to BAKER BROS. INVESTMENTS, L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

BAKER/TISCH INVESTMENTS, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER/TISCH INVESTMENTS, L.P., pursuant to authority granted to it by Baker/Tisch Capital, L.P., general partner to BAKER/TISCH INVESTMENTS, L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

[Signature Page to Amendment to Rights Agreement]

BAKER BIOTECH FUND II (A), L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER BIOTECH FUND II (A), L.P., pursuant to authority granted to it by Baker Biotech Capital II (A), L.P., general partner to BAKER BIOTECH FUND II (A), L.P., and not as the general partner

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

[Signature Page to Amendment to Rights Agreement]

FBB ASSOCIATES

By:	/s/ Felix Baker, Ph.D.
Felix Baker, Ph.D.
General Partner

[Signature Page to Amendment to Rights Agreement]

ANDREW H. TISCH

/s/ Andrew H. Tisch

DANIEL R. TISCH

/s/ Daniel R. Tisch

JAMES S. TISCH

/s/ James S. Tisch

THOMAS J. TISCH 1994 ISSUE TRUST

By:	/s/ Thomas J. Tisch
Name:	Thomas J. Tisch
Title:	Trustee

[Signature Page to Amendment to Rights Agreement]

THOMAS J. TISCH

/s/ Thomas J. Tisch

THOMAS J. TISCH 1999 TRUST

By:	/s/ Thomas J. Tisch
Name:	Thomas J. Tisch
Title:	Trustee

JT FAMILY PARTNERSHIP

By:	/s/ James S. Tisch
Name:	James S. Tisch
Title:	Manager

SAMUEL A. TISCH

/s/ Samuel A. Tisch

[Signature Page to Amendment to Rights Agreement]

BENJAMIN J. TISCH 2011 TRUST

By:	/s/ James S. Tisch
Name:	James S. Tisch
Title:	Trustee

JESSICA S. TISCH 2011 TRUST

By:	/s/ James S. Tisch
Name:	James S. Tisch
Title:	Trustee

JAMES S. TISCH 1999 TRUST

By:	/s/ James S. Tisch
Name:	James S. Tisch
Title:	Trustee

ANDREW H. TISCH 1995 ISSUE TRUST #2

By:	/s/ Andrew H. Tisch
Name:	Andrew H. Tisch
Title:	Trustee

[Signature Page to Amendment to Rights Agreement]

KAL FAMILY PARTNERSHIP

By:	/s/ Andrew H. Tisch
Name:	Andrew H. Tisch
Title:	Manager

ALEXEANDER H. TISCH 2011 TRUST

By:	/s/ Andrew H. Tisch
Name:	Andrew H. Tisch
Title:	Trustee

LACEY A. TISCH 2011 TRUST

By:	/s/ Andrew H. Tisch
Name:	Andrew H. Tisch
Title:	Trustee

ANDREW H. TISCH 1999 TRUST

By:	/s/ Andrew H. Tisch
Name:	Andrew H. Tisch
Title:	Trustee

[Signature Page to Amendment to Rights Agreement]

DANIEL R. TISCH 1999 ISSUE TRUST

By:	/s/ Daniel R. Tisch
Name:	Daniel R. Tisch
Title:	Trustee

DMA FAMILY PARTNERSHIP

By:	/s/ Daniel R. Tisch
Name:	Daniel R. Tisch
Title:	Manager

DANIEL R. TISCH 1999 TRUST

By:	/s/ Daniel R. Tisch
Name:	Daniel R. Tisch
Title:	Trustee

[Signature Page to Amendment to Rights Agreement]